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            VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

                                                       Amount of     % of
                            Offering       Total        Shares     Offering
   Security      Purchase/  Price of     Amount of     Purchased  Purchased
   Purchased    Trade Date   Shares      Offering       By Fund    By Fund        Brokers        Purchased From
--------------  ----------  --------  --------------  ----------  ---------  ----------------  -----------------
  Puerto Rico    01/28/10    $96.909  $1,823,757,271   $945,000     0.052%   Citigroup,        Citigroup
   Sales Tax                                                                 BofA Merrill
   Financing                                                                 Lynch,
  Corporation                                                                Barclays
                                                                             Capital,
                                                                             J.P. Morgan,
                                                                             Goldman,
                                                                             Sachs & Co.,
                                                                             Morgan
                                                                             Stanley, RBC
                                                                             Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico, BBVAPR
                                                                             MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Scotia
                                                                             Capital